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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date if earliest event reported):
                                January 27, 1999

                       Commission file number 0-18560


                           The Savannah Bancorp, Inc.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                      Georgia                          58-1861820
          -------------------------------          ------------------
          (State or other jurisdiction of            (IRS Employer
           incorporation or organization)          identification No.)


                       25 Bull Street, Savannah, GA 31401
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              (Address of principal executive offices) (Zip Code)


                                 912-651-8200
          -----------------------------------------------------------
              (Registrant's telephone number, including area code)


                                Not Applicable
          -----------------------------------------------------------
         (Former Name or Former Address, If Changed Since Last Report)

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

Item 5. Other Events.

     On January 27, 1999, The Savannah Bancorp, Inc., a Georgia Corporation, issued the following press release. The press release included the 1998 earnings announcement and five years of historical financial information which combined and consolidated The Bryan Bancorp of Georgia, Inc. into The Savannah Bancorp, Inc. The merger of the two was completed on December 15, 1998 and was accounted for under the pooling-of-interests accounting method.


                              THE SAVANNAH BANCORP
                              EARNINGS ANNOUNCEMENT

JANUARY 27, 1999
FOR RELEASE: IMMEDIATELY

        THE SAVANNAH BANCORP REPORTS 9% INCREASE IN OPERATING NET INCOME
               AND FIVE YEARS OF HISTORICAL FINANCIAL INFORMATION

         The Savannah Bancorp (Nasdaq: SAVB, Savannah, Georgia), a bank holding company for The Savannah Bank, N.A. and Bryan Bank & Trust (Richmond Hill, Georgia), reported operating net income of $3,181,000, up 9 percent from $2,911,000 in 1997. This represented annualized returns of 13.57 percent on average equity and 1.30 percent on average assets for 1998. Operating earnings were $1.15 per diluted share in 1998 compared to $1.06 in 1997, an increase of 8 percent. For the fourth quarter, operating earnings were 27 cents per diluted share in 1998 and 1997. Fourth quarter operating net income totaled $760,000, an increase of 4 percent from $731,000.

         Operating earnings exclude $555,000 in special after-tax, nonrecurring merger items taken during 1998 as Bryan Bancorp of Georgia was merged into The Savannah Bancorp on December 15, 1998. Special charges include legal, accounting, advisory and data processing contract buyout costs totaling $619,000 associated with the merger. A first quarter gain on sale of land of $57,000 has also been excluded as a non-recurring item. Including the nonrecurring items, net income per diluted share was 95 cents for the year and 6 cents for the fourth quarter with net income totaling $2,626,000 million and $170,000, respectively. The merger with Bryan Bancorp of Georgia has been accounted for under the pooling-of-interests accounting method. The financial results for all periods presented have been restated to show the results of the two companies as if they had been one.

         Operating net interest income growth was moderated by a lower net yield on interest-earning assets (net interest margin) caused by falling rates and very competitive loan pricing. Overhead expenses were higher due to two full-service offices opening in October 1997 and September 1998 and the addition of five new officers. Year 2000 expenses consisting of consulting, education and implementation costs were also incurred. The Company's facilities and people are now well-positioned to add significant asset growth with a much lower overhead growth.

         As of December 31, 1998, loans totaled $170.9 million compared with $154.2 million at year-end 1997, an increase of 11 percent. Deposits totaled $232.4 million and $200.4 million respectively, an increase of 16 percent. Total assets increased 16 percent from $229.2 million to $266.4 million on December 31, 1998.

         Credit quality remained strong during 1998 with net loan losses of $175,000, or 0.11 percent of average loans. Non-performing assets totaled $233,000 as of year-end compared to $497,000 a year earlier.

         The board of directors declared a regular quarterly dividend of 10 cents per share to shareholders of record on January 29. The dividend will be paid on February 22.

         In addition to the regular quarterly financial highlights, this press release includes five years of restated historical financial information as if the merged companies had been one for all periods presented.

Contacts:  Archie H. Davis, President & CEO  912-651-8200
           Robert B. Briscoe, Chief Financial Officer, 912-651-8225

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



                           THE SAVANNAH BANCORP, INC.
                                AND SUBSIDIARIES
                        CONSOLIDATED FINANCIAL HIGHLIGHTS
                           DECEMBER 31, 1998 AND 1997

                                                                      Percent
BALANCE SHEET DATA                                                    Increase
AT DECEMBER 31                           1998            1997        (Decrease)
-------------------------------------------------------------------------------
(Amounts in thousands, except per share data)

Total assets                         $ 266,380       $ 229,172            16
Interest-earning assets                242,669         209,920            16
Loans                                  170,858         154,218            11
Allowance for loan losses                2,323           2,063            13
Nonperforming assets                       233             497           (53)
Deposits                               232,372         200,444            16
Interest-bearing liabilities           200,681         171,833            17
Shareholders' equity                    24,475          22,397             9
Allowance for possible
   loan losses to total loans             1.36%           1.34%            1
Equity to assets                          9.19%           9.77%           (6)
Tier 1 capital to risk-
   weighted assets                       13.06%          14.16%           (8)
Book value per share                    $ 9.12          $ 8.48             8
Outstanding shares                       2,683           2,640             2

FOR THE YEAR

NET INCOME                             $ 2,626         $ 2,911           (10)
Return on average assets                  1.07%           1.42%          (25)
Return on average equity                 11.20%          13.84%          (19)
NET INCOME PER SHARE:
   Basic                                 $ .99          $ 1.10           (10)
   Diluted                                 .95            1.06           (10)
DIVIDENDS PER SHARE                        .34             .14           143
AVERAGE SHARES:
   Basic                                 2,661           2,640             1
   Diluted                               2,760           2,757             0

FOR THE FOURTH QUARTER

NET INCOME                               $ 170           $ 731           (77)
Return on average assets                   .27%           1.31%          (79)
Return on average equity                  2.75%          13.18%          (79)
NET INCOME PER SHARE:
   Basic                                 $ .06           $ .28           (79)
   Diluted                               $ .06           $ .27           (78)
DIVIDENDS PER SHARE                      $ .10           $ .04           150
AVERAGE SHARES:
Basic                                    2,677           2,644             1
Diluted                                  2,764           2,744             1

OPERATING PERFORMANCE RATIOS
EXCLUDING NON-RECURRING ITEMS (c)

FOR THE YEAR
  Net income                           $ 3,181          $ 2,911            9
  Net income per share-diluted         $  1.15          $  1.06            8
  Return on average assets                1.30%            1.42%          (8)
  Return on average equity               13.57%           13.84%          (2)

FOR THE FOURTH QUARTER
  Net income                           $   760          $   731            4
  Net income per share-diluted           $ .27          $   .27            0
  Return on average assets                1.20%            1.31%          (8)
  Return on average equity               12.23%           13.18%          (7)


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                   THE SAVANNAH BANCORP, INC. AND SUBSIDIARIES
                      CONSOLIDATED BALANCE SHEET HIGHLIGHTS
                            FOR THE YEARS 1994 - 1998
                 (dollars in thousands, except per share data)


                                  1998      1997      1996      1995       1994
                               -------------------------------------------------
 SELECTED AVERAGE BALANCES
 Total assets                  $245,014  $205,032  $179,806  $151,577   $126,804
 Loans-net of unearned income   160,344   139,772   120,232   104,180     85,383
 Securities                      52,448    40,556    37,801    29,328     24,283
 Other interest-earning assets   18,372    12,795    10,048     8,272      9,474
 Total interest-earning assets  231,164   193,123   168,081   141,780    119,140
 Interest-bearing deposits      181,976   151,478   132,870   111,547     89,565
 Short-term borrowed funds        7,683     4,241     1,748     2,417        912
 Total interest-bearing
    liabilities                 189,659   155,719   134,618   113,964     90,477
 Noninterest-bearing deposits    30,137    26,550    24,416    19,761     19,562
 Total deposits                 212,113   178,028   157,286   131,308    109,127
 Loan to deposit ratio-average     76%       79%       76%       79%        78%
 Shareholders' equity            23,445    21,040   19,020    17,448      15,688

 CREDIT QUALITY DATA
 Nonperforming assets             $ 233     $ 497     $ 82      $ 39       $  2
 Nonperforming loans                233       497       82        39          2
 Net loan losses (recoveries)       175       111       79        20        (26)
 Allowance for loan losses        2,323     2,063    1,695     1,489      1,252
 Nonperforming assets
    to total loans                 0.14%     0.32%    0.06%     0.03%      0.00%
 Net loan losses (recoveries)
    to average loans               0.11%     0.08%    0.07%     0.02%     -0.03%

 Allowance for loan losses
   to total loans                  1.36%     1.34%    1.29%     1.32%      1.33%
 Allowance for loan losses / net
     loan losses                     13        19       21        74         NM

 SELECTED FINANCIAL DATA
   AT PERIOD-END
 Total assets                  $266,380  $229,172  $197,665  $166,885   $137,052
 Interest-earning assets        242,669   209,920   177,618   156,089    128,476
 Loans-net of unearned income   170,858   154,218   130,909   112,706     94,137
 Deposits                       232,372   200,444   174,005   143,044    118,877
 Loan to deposit ratio             74%       77%       75%       79%        79%
 Interest-bearing liabilities   200,681   171,833   144,851   123,149     96,381
 Shareholders' equity            24,475    22,397    20,056    18,537     16,342
 Shareholders' equity to
    total assets                 9.19%      9.77%     10.15%    11.11%    11.92%
 Risk-based capital ratios:
    Tier 1 capital              13.06%     14.16%     15.72%    16.04%    18.16%
    Total capital               14.29%     15.40%     16.90%    17.24%    19.50%
 Per share:
    Book value                 $ 9.12     $ 8.48     $ 7.61    $ 6.98   $   6.04
    Common stock closing
     price (Nasdaq)             26.00      23.38      16.33     13.33       6.67
 Shares outstanding(000s)       2,683      2,640      2,635     2,657      2,706

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


                  THE SAVANNAH BANCORP, INC. AND SUBSIDIARIES
                        CONSOLIDATED OPERATING HIGHLIGHTS
                         FOR THE YEARS ENDED 1994 - 1998

 SUMMARY OF OPERATIONS           1998       1997       1996      1995      1994
 -------------------------------------------------------------------------------
 (thousands, except per share data)
 Interest income -
   taxable equivalent          $19,342    $16,803    $14,559   $12,802   $9,396
 Interest expense                8,736      7,343      6,388     5,551    3,392
                               -------    -------    -------   -------   ------
 Net interest income -
   taxable equivalent           10,606      9,460      8,171     7,251    6,004
 Taxable equivalent adjustment    (147)      (136)      (115)      (86)     (55)
                               -------    -------    -------   -------   ------
 Net interest income            10,459      9,324      8,056     7,165    5,949
 Provision for loan losses         435        480        285       257      145
                               -------    -------    -------   -------   ------
 Net interest income after
   provision for loan losses    10,024      8,844      7,771     6,908    5,804
                               -------    -------    -------   -------   ------
 Other operating revenue
    Service charges on
      deposit accounts             774        749        741       615      535
    Mortgage origination fees      933        479        211       176      110
    Other income (a)               594        441        250       189      107
    Gains on sale of securities      3          4         -        (90)    (160)
                               -------    -------    -------   -------   ------
 Total other income              2,304      1,673      1,202       890      592
                               -------    -------    -------   -------   ------
 Personnel expense               4,214      3,405      2,721     2,285    1,899
 Occupancy and equipment expense 1,150        966        859       659      597
 Nonrecurring merger expenses (b)  619         -          -         -        -
 Other expense                   2,083      1,723      1,551     1,578    1,418
                               -------    -------    -------   -------   ------
 Total other expense             8,066      6,094      5,131     4,522    3,914
                               -------    -------    -------   -------   ------
 Income before income taxes      4,262      4,423      3,842     3,276    2,482
 Applicable income taxes         1,636      1,512      1,314     1,155      849
                               -------    -------    -------   -------   ------
 Net income                    $ 2,626    $ 2,911    $ 2,528   $ 2,121  $ 1,633
                               =======    =======    =======   =======   ======

 NET INCOME PER SHARE:
   Basic                         $0.99      $1.10      $0.96     $0.80    $0.64
   Diluted                       $0.95      $1.06      $0.93     $0.78    $0.64
 Cash dividends paid
   per share(d)                  $0.34      $0.14      $0.08     $0.07    $0.03
 Average basic shares
   outstanding                   2,661      2,640      2,641     2,667    2,552
 Average diluted shares
   outstanding                   2,760      2,757      2,716     2,718    2,565

 PERFORMANCE RATIOS (AVERAGES)
 Net yield on interest-
  earning assets                 4.59%       4.90%      4.86%     5.11%    5.04%
 Return on assets                1.07%       1.42%      1.41%     1.40%    1.29%
 Return on equity               11.20%      13.84%     13.29%    12.16%   10.41%
 Overhead ratio                 63.21%      55.44%     55.42%    55.52%   58.41%

 OPERATING PERFORMANCE RATIOS
  EXCLUDING NONRECURRING ITEMS (C)
 Net income                   $ 3,181     $ 2,911    $ 2,528   $ 2,121  $ 1,633
 Net income per diluted share $  1.15     $  1.06    $  0.93   $  0.78  $  0.64
 Return on average assets        1.30%       1.42%      1.41%     1.40%    1.29%
 Return on average equity       13.57%      13.84%     13.29%    12.16%   10.41%
 Overhead ratio                 58.62%      55.44%     55.42%    55.52%   58.41%


   (a) 1998 includes $57M first quarter Bryan gain on the sale of land purchased for a new Bryan office in Savannah.
   (b) 1998 includes $75M non-recurring data processing buyout expense incurred in the fourth quarter.
   (c) Excludes the effects of after-tax merger expenses of $544M and after-tax non-recurring items described in (1)and (2) of $11M in net charges.
   (d) Cash dividends per common share are those of The Savannah Bancorp, Inc. (historical)

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                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


The Savannah Bancorp, Inc. (Registrant)


By:  /s/ Robert B. Briscoe                          Date: January 28, 1999
    ------------------------
         Robert B. Briscoe
     Chief Financial Officer










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